Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Tessera Technologies, Inc., a Delaware corporation (the “Company”), on Form 10-Q for the period ending September 30, 2005 as filed with the Securities and Exchange Commission (the “Report”), I, Bruce M. McWilliams, President and Chief Executive Officer of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Bruce M. McWilliams
Bruce M. McWilliams
President and Chief Executive Officer
November 10, 2005

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Tessera Technologies, Inc, a Delaware corporation (the “Company”), on Form 10-Q for the period ending September 30, 2005 as filed with the Securities and Exchange Commission (the “Report”), I, R. Douglas Norby, Chief Financial Officer and Senior Vice President of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ R. Douglas Norby
R. Douglas Norby
Chief Financial Officer and Senior Vice President
November 10, 2005